Business Update August 11, 2016 EXHIBIT 99.1

Safe Harbor Statement 2 Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, FERC, MPSC, NRC, and CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2015 Form 10-K and 2016 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric.

• Overview • Long-Term Growth Update • Financial Update • Summary 3

DTE Energy's growth is driven by strong, stable utilities and complementary non-utility businesses

DTE Energy

Strong, Stable and Growing Utilities
Fully Regulated by Michigan Public Service Commission

~80% of total earnings



DTE Electric
- *Electric generation and distribution*
- *2.2 million customers*



DTE Gas
- *Natural gas transmission, storage and distribution*
- *1.2 million customers*

Complementary Non-Utility Businesses

~20% of total earnings



Gas Storage & Pipelines
- *Transport and store natural gas*
- *4 pipelines, 2 storage sites*



Power & Industrial Projects
- *Own and operate energy related assets*
- *66 sites, 17 states*



Energy Trading
Generates economic value and provide strategic benefits

DTE's earnings are ~95% regulated or contracted, consisting of electric and gas utilities, FERC regulated pipelines and long-term contracted energy projects

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Our business strategy is fundamental to how we create value for our investors 5 5% - 6% Annual EPS Growth Attractive Dividend Strong Balance Sheet  Utility growth plan driven by infrastructure investments  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Operational excellence and customer satisfaction that are distinctive in our industry  Strong BBB credit rating; grow dividends with earnings

6 Financial performance Strong year-to-date financial results 2016 operating EPS* guidance raised 7th consecutive year with a dividend increase Regulatory framework New commissioner appointed to MPSC Regulatory proceedings progressing in a constructive manner, including a supportive position regarding NEXUS Operations DTE Electric ranked 2nd in Midwest for residential customer satisfaction** Year to date safety performance best in company’s history NEXUS project on track for 4th quarter 2017 in-service * Reconciliation to GAAP reported earnings included in the appendix We continue to make progress on many fronts ** J.D. Power 2016 Electric Utility Residential Customer Satisfaction Study(sm)(large providers). Visit jdpower.com

7 Energy legislation continues to move forward • Key provisions include − Capacity requirements for all electricity providers − Integrated resource planning pre- approval process − Energy efficiency related incentives and revenue decoupling • 2008 law works well and includes − 10% retail open access cap − Certificate of Need for large capital projects − 12 month final order; 6 month rate case self implementation − 10% renewable portfolio standard DTE Energy’s 5% to 6% growth is not dependent on new energy legislation Proposed Legislation 2008 Law ...DTE customers would benefit from new capacity and reliability requirements

$4.82 $2.35 $2.48 $2.62 $2.76 $2.92 $3.08 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Raised 2016 operating EPS* guidance to a midpoint of $5.05 8 * Reconciliation to GAAP reported earnings included in the appendix (dollars per share) Operating EPS Dividend (Annualized) Actuals Forecast Dividend per share 5.6% CAGR 2011 – 2015 $3.75 $5.05 5.5% increase Operating EPS 6.5% CAGR 2011 – 2015 2016 Operating EPS Guidance Midpoint Growth segments $4.97 Total DTE Energy $5.05 Original guidance $4.93 $4.93

DTE targets total shareholder returns of 8-10% 9 * Source: Bloomberg (as of 6/30/16) 2009 2010 2011 2012 2013 2014 2015 2016 Annualized Dividend per Share $2.12 $3.08 140% 280% 107% 184% DTE Energy S&P 500 Utilities 10-YR 5-YR Total Shareholder Return (TSR)* Top quartile (dollars per share) Over 100 consecutive years of paying dividends Total return in top quartile of S&P Utilities for 5 and 10 years

• Overview • Long-Term Growth Update • Financial Update • Summary 10

~$13 $8.2 Distribution infrastructure, maintenance, new generation $1.6 Base investments, infrastructure renewal, NEXUS related $2.0-$2.6 Gathering investments, NEXUS, pipeline expansions $0.6-$0.9 Cogeneration, on-site energy 2016 – 2020 Current Plan 11 ~$10 2011 – 2015 Actual P&I GSP Gas Electric Distribution and generation infrastructure improvements drive capital investments through 2020 (billions)

Electric generation and infrastructure renewal will significantly increase investment in the decade ahead 32% DTE Electric Investment $8.2 $9.7 2016-2020 2021-2025 $7.1 2011-2015 New generation Distribution infrastructure 12 Maintenance and other projects (billions) ~$18 billion next 10 years The electric company started serving its first customers in 1886

Of the $18 billion investment over the next 10 years, we will invest $6.5 billion on distribution infrastructure 32% 2016-2025 ~$18 Maintenance and other projects New generation Distribution infrastructure DTE Electric Total Investment 13 (billions) • $6.5 billion over next 10 years • Potential to increase to $10.5 billion • Replace aging infrastructure • Address overloaded substations • Enhance technology Customer benefits  Reduce restoration time  Improve reliability  Decrease outages  Create and support Michigan jobs

DTE Electric has already begun to retire its coal-fired generation 14 Note: Estimated amounts. Timing and mix of generation impacted by MISO capacity requirements and Michigan and EPA policies 2030 Scenario 55% 2015 20% 15% 12.4 25% 15%-30% 15% Nuclear/Other Gas Renewables Coal 10% 30%-45% Electric Capacity Shift (GW) 12 - 13 2015 - 2016 2017 - 2020 2021 - 2025 2026 - 2030 Coal-fired Generation Retirement Timeline (MW) Total Retirements • Trenton Channel 7 • Trenton Channel 8 • River Rouge 2 275 375 1,850 1,000 3,500 • Trenton Channel 9 • River Rouge 3 • St. Clair (6 units)

15 Paving the way for cleaner energy for our customers Generated/contracted enough electricity from renewable sources to power over 400,000 homes in 2015 • Announced retirement of 2.5 GW of less-efficient coal-fired generation – Capacity will be retired by 2023 – Combination of baseload gas and solar/wind renewables replace retired generation – ~$3 billion of expected investment • Will retire additional 1.0 GW by 2030 – Coal generation reduced by more than half • Reducing CO2 and conventional emissions significantly through 2030 • Purchased two natural gas combustion turbine plants in 2015 • Developing largest utility-owned solar array east of the Mississippi in service 1Q17 • Installed nearly 250 wind turbines • Drove over $2 billion in renewable energy investments over the past 5 years

Significant emissions reductions have already been achieved and we continue on the path to clean energy 32% 16 2005 2015 2030 CO2 Emissions 16% Reduction 2005 2015 2030 2005 2015 2030 NOX Emissions SO2 Emissions • Emissions reductions are largely due to $2 billion in controls installed at Monroe Power Plant, new technology and reduced reliance on coal-fired generation • In addition, mercury emissions have been reduced 42% since 2005 with 75% reduction expected by 2030 67% Reduction 61% Reduction 40% Reduction 85% Reduction 95% Reduction

Strengthening and expanding our gas infrastructure will reduce leaks and lost gas while creating and supporting Michigan jobs 17 2011-2015 2016-2020 $1.1 $1.6 DTE Gas Investment Base infrastructure Infrastructure renewal NEXUS related (billions) • $200 million through 2017 • Primarily additional compression • Supported by long-term transport agreement with NEXUS • Main renewal • Meter move-out • Pipeline integrity • Transmission • Compression • Distribution • Storage The gas company was formed in 1849 and started lighting the streets of Detroit with gas in 1851

Average Annual Residential Bill* DTE Electric We remain focused on customer affordability 18 $1,223 $1,225 2012 2013 2014 2015 2016E 2017E Average Annual Residential Bill** DTE Gas $910 2012 2013 2014 2015 2016E 2017E 9% Flat ** Assumes normal weather and implementing $180 million rate increase beginning November 2016 * Assumes average usage per year times the average residential rate per year and implementing $344 million rate increase beginning August 2016 (dollars) $830

Gas Storage & Pipelines has an asset portfolio with multiple growth platforms



Michigan Gathering
DTE Gas
DTE Storage
Vector Pipeline
NEXUS Pipeline
Utica Shale
Marcellus Shale
Millennium Pipeline
Bluestone Gathering System
Bluestone Pipeline

Millennium Pipeline (26.25%)	1.0 Bcf/d*

- 0.1 Bcf/d lateral expansion 2Q17
- 0.2 Bcf/d expansion 2H18
- Firm capacity/demand-based contracts

Bluestone Pipeline & Gathering	1.0 Bcf/d*

- Bi-directional pipe
- 0.1 Bcf/d expansion 4Q16
- Firm capacity/demand-based contracts
- Gathering is minimum volume based

NEXUS Pipeline (50%)	1.5 Bcf/d

- 4Q17 in-service
- Firm capacity/demand-based contracts

Vector Pipeline (40%)	1.3 Bcf/d

- Bi-directional pipe
- Firm capacity/demand-based contracts

GSP Gas Storage	91 Bcf

- Strategically located between Chicago and Dawn trading hubs

* Includes expansions

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20 NEXUS project is progressing and originates in the most economical geology in the country Natural Gas LDC Industrial Customer Power Generation Marcellus / Utica Dry Gas Core DTE Gas Vector • Project on track for 4th quarter 2017 in- service • FERC Notice of Schedule issued 2nd quarter 2016 • Draft Environmental Impact Statement (EIS) received on July 8, 2016 • Final EIS expected by November 30, 2016 • FERC certificate of construction expected within 90 days of final EIS • Right of way acquisitions and detailed engineering progressing • Constructive work with FERC and other regulatory agencies continues

0 5 10 15 20 25 30 2010 2015 2020 2025 2016 Forecast Utica / SW Marcellus Supply Growth (Bcf/d) Actuals 2012 Forecast 2013 Forecast 2014 Forecast 2015 Forecast Strong results from the Utica and Marcellus region are increasing expectations for the basin 21 Source: IHS CERA US Shale Basin Economics (NYMEX Gas Price Required for 15% After-Tax IRR) $ / MMBtu $2 $4 $5 $0 Marcellus – NE Core Utica – Dry Gas Utica – Wet Gas Marcellus – SW $3 $1 Source: Credit Suisse February 2016 report

Gas Storage & Pipelines is focused on continued success in pipeline and gathering • Accelerated Marcellus development in 2015 delivered 30% year over year earnings growth • Earnings growth driven by both pipeline and gathering platforms • Assessing investment opportunities given current sector dynamics Near-Term • Current sector dynamics not expected to impact targets • Growth driven by – Further Millennium and Bluestone development – NEXUS project operational and potential expansions – Bolt on acquisitions to complement existing assets Long-Term Operating earnings* 2015 Actual $107 million 2016 Guidance $110-115 million Operating earnings* 2020 Target $170 million Capital investment 2016-2020 $2.0-2.6 billion * Reconciliation to GAAP reported earnings included in the appendix 22

Power & Industrial Projects operates within three distinct business lines in 17 states

Industrial Energy Services

- On-site utility services for industrial and commercial customers
- Coke and pulverized coal for steel customers


DTW Airport, Michigan

Typical contract 5-20 years

Current duration* ~6+ years

Renewable Energy

- Wood-fired power plants
- Landfill gas to energy projects


Mt. Poso Waste Wood Project, California

Typical contract 10-25 years

Current duration* ~15 years

Reduced Emissions Fuel (REF)

- Projects reduce emissions from coal-fired plants
- Utility contracted


Gallia Fuels Project, Ohio

Current duration ~5 years

* Current duration does not include expected contract extensions

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Power & Industrial Projects is focused on replacing REF earnings over the 5 year outlook • 2016 earnings in line with 2015 actuals • Higher REF earnings offset by lower steel related earnings Near-Term • Grow cogeneration portfolio • Pursue strategic asset acquisitions • Maximize REF opportunities Long-Term Operating earnings* 2015 Actual $95 million 2016 Guidance $90-100 million * Reconciliation to GAAP reported earnings included in the appendix 24 Operating earnings* 2020 target $105 million Capital investment 2016-2020 $0.6-0.9 billion

• Overview • Long-Term Growth Update • Financial Update • Summary 25

* Reconciliation to GAAP reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading 2016 Original Guidance DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS Avg. Shares Outstanding $4.80 - $5.05 $4.80 - $5.05 $584 - $600 135 - 141 105 - 115 90 - 100 (50) - (46) $864 - $910 0 $864 - $910 180 (millions, except EPS) 26 Increased our 2016 operating EPS* guidance 2016 Revised Guidance $4.85 - $5.08 $4.91 - $5.19 $589 - $605 135 - 141 110 - 115 90 - 100 (50) - (46) $874 - $915 10 - 20 $884 - $935 180

Capital Expenditures Summary YTD 2015 YTD 2016 DTE Electric Distribution Infrastructure $288 $224 New Generation 253 55 Maintenance & Other 364 361 $905 $640 DTE Gas Base Infrastructure $82 $93 Nexus Related - 14 Main Replacement** 35 50 $117 $157 Non-Utility $146 $184 Total $1,168 $981 (millions) ** Includes Main Renewal / Meter Move-out / Pipeline Integrity 27 Cash Flow Summary YTD 2015 YTD 2016 Cash From Operations* $1.2 $1.3 Capital Spending (1.2) (1.0) Free Cash Flow $0.0 $0.3 Asset Sales & Other 0.1 - Dividends (0.2) (0.3) Net Cash ($0.1) $0.0 Debt Financing: Issuances $0.8 $0.6 Redemptions (0.5) (0.6) Change in Debt $0.3 $0.0 (billions) * Includes ~$0.2b and $0 of equity issued for employee benefit programs in 2015 and 2016, respectively 2016 Cash Flow and Capital Guidance

25% 21% 2014 2015 2016-2018E 51% 52% 2014 2015 2016-2018E Leverage* A strong balance sheet remains a key priority to support growth * Debt excludes securitization, a portion of DTE Gas’ short-term debt, and considers 50% of the Junior Subordinated Notes as equity Funds from Operations** / Debt* Target 50%- 53% Target 20% + • Strong year-to-date cash performance; 2016 financing plan is on track − $100 million equity issuance possible, but may not be necessary • Target $200 to $300 million total equity issuances over the next 3 years • Successfully extended the existing $1.9 billion credit facilities to 2021 − $1.8 billion of available liquidity as of June 30, 2016 • Maintain strong balance sheet metrics 28 ** Funds from Operations (FFO) is calculated using operating earnings

• Overview • Long-Term Growth Update • Financial Update • Summary 29

• Raised 2016 operating EPS* guidance by $0.12... ...in light of strong year-to-date performance • Increased dividend for 7th consecutive year... ...as we continue to grow dividends with earnings • Investing in utilities and strategic growth opportunities in our non-utility businesses... ...providing consistent 5% to 6% annual EPS growth • Retiring coal plants and replacing with a combination of gas and renewables... ...paving the way to cleaner energy by significantly reducing emissions • Maintaining strong cash flow and balance sheet... ...supporting our future growth opportunities 30 * Reconciliation to GAAP reported earnings included in the appendix Summary

DTE Energy Investor Relations www.dteenergy.com/investors (313) 235-8030 31 Contact Us

Appendix

DTE Electric plans $8.2 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E Distribution infrastructure New generation Maintenance and other projects* 2016E - 2020E Total $14.8B ~$19.8B YE Rate Base** $662M ~$886M Depreciation * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges $1,200 $8,200 $3,800 $3,200 $1,787 $1,550 $1,450 $1,700 $1,700 $1,800 33 Targeting 6% - 7% growth (millions)

DTE Gas plans $1.6 billion of investments over the next 5 years 2015A 2016E 2017E 2018E 2019E 2020E 2016E - 2020E Total Base infrastructure Main Replacement* NEXUS related $1,600 $200 $600 $800 $3.3B ~$4.6B - $4.7B YE Rate Base** $102M ~$137M Depreciation ** Includes working capital $273 $430 $375 $265 $265 $265 34 * Includes main renewal, meter move-out and pipeline integrity Targeting 7% - 8% growth (millions)

Interconnect agreements provide strong support on the NEXUS path up to 1.75 Bcf/d 35

8.5% 7.1% 5.4% 4.8% 4.9% 2013 2014 2015 2016E 2017E Michigan’s economy continues to improve 36 Source: IHS 15.1 15.8 18.6 21.4 22.6 2013 2014 2015 2016E 2017E Unemployment Rate Housing Start Ups (000s) $407 $414 $419 $425 $432 2013 2014 2015 2016E 2017E Gross State Product (billions) Top decile in Gross Domestic Product five year growth*** Unemployment below national rate 7th most competitive state for job creation**** Most new manufacturing jobs since 2009* Ranked Top 10 in pro-business 50 state rankings** **** Source: Site Selection magazine * Source: State of Michigan website ** Source: Pollina Corporate/Aedi Pro-Business 50 State Rankings *** Source: Bureau of Economic Analysis, real GDP 2009 chained dollars (2009-2014)

Filed December 18, 2015 Filed February 1, 2016 DTE Gas - 2015 Docket U-17999* DTE Electric - 2016 Docket U-18014* DTE rate case highlights • Requested rate recovery: $183 million • Test year: November 1, 2016 to October 31, 2017 • Return on Equity: 10.75% • Self implement*: $103 million on or after November 1, 2016 • Briefs: July 27, 2016 • Proposal for decision: October 5, 2016 • MPSC order: on or before December 17, 2016 • Requested rate recovery: $344 million • Test year: August 1, 2016 to July 31, 2017 • Return on Equity: 10.5% • Self implement: $245 million August 1, 2016 • Briefs: September 16, 2016 • Proposal for decision: November 21, 2016 • MPSC order: on or before January 31, 2017 37 * Excludes $41m of IRM surcharges Dates may be subject to change

2011 – 2015 Full Year Reconciliation of Reported to Operating Earnings

DTE Energy

Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

	Net Income (millions)					EPS				
	2011	2012	2013	2014	2015	2011	2012	2013	2014	2015
DTE Energy Reported Earnings	$ 711	$ 610	$ 661	$ 905	$ 727	$4.18	$3.55	$3.76	$5.10	$4.05
DTE Electric										
Fermi 1 asset retirement obligation	9					0.05				
2011/2012 PSCR disallowance					12					0.07
Tree trimming disallowance					8					0.05
DTE Gas										
Gas Storage & Pipelines										
Power & Industrial Projects										
Coke oven gas settlement		7					0.04			
Chicago Fuels terminal sale		2					0.01			
Pet coke mill impairment		1					0.01			
Asset impairment			4					0.02		
Contract termination					10					0.05
Plant closure					69					0.39
Energy Trading										
Certain mark-to-market transactions			55	(102)	47			0.31	(0.57)	0.26
Natural gas pipeline refund					(10)					(0.05)
Corporate & Other										
Michigan corporate income tax adj.	(87)					(0.50)				
Investment impairment				5					0.03	
NY state tax law change				8					0.04	
Unconventional Gas										
Discontinued operations	3	56				0.02	0.33			
DTE Energy Operating Earnings	$ 636	$ 676	$ 720	$ 816	$ 863	$3.75	$3.94	$4.09	$4.60	$4.82

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Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. For comparative purposes, 2011 and 2012 operating earnings exclude the Unconventional Gas Production segment that was classified as a discontinued operation on 12/31/2012. Reconciliation of Other Reported to Operating Earnings 39